UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2014

Date of reporting period: April 30, 2013

Item 1. Schedule of Investments

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited)

Principal Amount (000s)		Value*

U.S. GOVERNMENT AGENCY SECURITIES—183.5%
	Fannie Mae—140.3%
$209	2.065%, 12/1/30, MBS (j)(l)	$212,588
2	2.20%, 4/1/30, MBS (l)	1,925
13	2.243%, 9/1/28, MBS (l)	13,914
9	2.415%, 2/1/32, MBS (l)	8,759
82	2.445%, 12/1/28, MBS (j)(l)	87,865
93	2.446%, 3/1/32, MBS (j)(l)	95,005
64	2.45%, 11/1/27, MBS (j)(l)	68,435
50,000	2.50%, MBS, TBA, 15 Year (e)	52,281,250
9,635	2.50%, 12/25/27, CMO, IO (j)	1,022,712
5	2.723%, 12/1/25, MBS (l)	5,406
75	2.75%, 3/1/31, MBS (j)(l)	79,873
51,000	3.00%, MBS, TBA, 15 Year (e)	53,813,909
12,000	3.00%, MBS, TBA, 30 Year (e)	12,519,374
20,000	3.50%, MBS, TBA, 15 Year (e)	21,231,250
56,000	4.00%, MBS, TBA, 30 Year (e)	59,911,250
410	4.00%, 6/1/39, MBS (j)	428,704
470	4.25%, 11/25/24, CMO (j)	553,114
4	4.25%, 3/25/33, CMO	3,705
97,000	4.50%, MBS, TBA, 30 Year (e)	104,472,031
53,577	4.50%, 9/1/23 - 10/1/41, MBS (j)	57,834,994
17,424	4.50%, 7/1/39 - 9/1/41, MBS	18,808,957
4,734	4.50%, 7/25/40, CMO (j)	5,082,551
6	5.00%, 12/1/18, MBS	6,966
14,642	5.00%, 7/1/35, MBS (j)	15,936,520
30,481	5.00%, 1/25/38 - 7/25/38, CMO (j)	33,614,489
8	5.50%, 12/25/16, CMO	8,504
18,377	5.50%, 7/25/24 - 4/25/35, CMO (j)	20,830,682
89	5.75%, 6/25/33, CMO (j)	97,063
2,500	5.807%, 8/25/43, CMO (j)	2,912,637
40	6.00%, 2/25/17 - 4/25/17, CMO	42,476
3,965	6.00%, 4/25/17 - 1/25/44, CMO (j)	4,660,090
31,574	6.00%, 12/1/32 - 6/1/40, MBS (j)	34,757,371
62	6.105%, 12/25/42, CMO (j)(l)	72,896
36	6.462%, 10/25/42, CMO (j)(l)	40,492
406	6.50%, 5/1/13 - 10/1/34, MBS	458,845
9,426	6.50%, 10/1/18 - 11/1/47, MBS (j)	10,800,719
9,345	6.50%, 6/25/23 - 6/25/44, CMO (j)	10,843,206
38	6.85%, 12/18/27, CMO (j)	44,420
1,024	6.861%, 2/25/42, CMO (j)(l)	1,205,168
261	7.00%, 2/1/15 - 8/1/32, MBS	312,005
7,494	7.00%, 3/1/16 - 1/1/47, MBS (j)	8,702,254
2,730	7.00%, 6/18/27 - 3/25/45, CMO (j)	3,247,801
1,190	7.00%, 9/25/41, CMO (j)(l)	1,417,969
890	7.184%, 10/25/42, CMO (j)(l)	1,072,898
623	7.50%, 6/1/17 - 5/1/32, MBS (j)	682,105
23	7.50%, 12/1/17, MBS	24,569
3,426	7.50%, 10/25/22 - 6/25/44, CMO (j)	3,994,997
169	7.50%, 6/19/30, CMO (j)(l)	205,964
9	7.50%, 7/25/42 - 8/25/42, CMO	9,969
51	7.70%, 3/25/23, CMO (j)	59,550
1,438	7.951%, 7/19/30, CMO (j)(l)	1,617,476

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$189	8.00%, 9/25/21, CMO (j)	$224,562
124	8.00%, 1/1/22 - 6/1/32, MBS	143,570
868	8.00%, 9/1/24 - 1/1/35, MBS (j)	1,019,164
22	8.50%, 4/1/16, MBS	22,361
1,812	8.50%, 9/25/21 - 6/25/30, CMO (j)	2,086,776
462	9.414%, 5/15/21, MBS (j)	532,336
150	9.998%, 7/15/27, MBS (j)	163,464

		550,409,905

	Freddie Mac—35.8%
8	2.262%, 12/1/26, MBS (l)	8,527
42	2.499%, 9/1/31, MBS (j)(l)	42,044
6	2.694%, 4/1/33, MBS (l)	6,930
3,000	4.00%, MBS, TBA, 30 Year (e)	3,202,031
33,222	4.50%, 5/1/39, MBS (j)	35,988,947
28	5.00%, 2/15/24, CMO (j)	30,318
16,961	5.00%, 7/1/35, MBS (j)	18,293,191
8,623	5.50%, 4/1/39, MBS (j)	9,615,128
6,000	5.50%, 6/15/41, CMO (j)	7,035,483
18	6.00%, 9/15/16 - 3/15/17, CMO	19,511
9,366	6.00%, 9/15/16 - 3/15/35, CMO (j)	10,427,535
1,143	6.00%, 4/1/17 - 3/1/33, MBS (j)	1,226,594
25	6.00%, 2/1/33 - 2/1/34, MBS	27,132
847	6.432%, 7/25/32, CMO (j)(l)	1,008,014
1,810	6.50%, 11/1/16 - 9/1/48, MBS (j)	1,990,982
16	6.50%, 8/1/21 - 6/1/29, MBS	17,615
20,071	6.50%, 9/15/23 - 3/25/44, CMO (j)	23,194,411
90	6.50%, 9/25/43, CMO (j)(l)	102,593
203	6.701%, 7/25/32, CMO (j)(l)	233,558
796	6.90%, 9/15/23, CMO (j)	911,158
396	6.95%, 7/15/21, CMO (j)	444,617
86	7.00%, 7/1/13 - 3/1/32, MBS	95,683
7,332	7.00%, 9/1/14 - 1/1/37, MBS (j)	8,267,899
8,635	7.00%, 5/15/23 - 10/25/43, CMO (j)	10,269,031
307	7.50%, 1/1/16 - 11/1/30, MBS	342,680
1,304	7.50%, 5/15/24 - 2/25/42, CMO (j)	1,508,844
4,271	7.50%, 8/1/24 - 3/1/37, MBS (j)	5,056,953
163	8.00%, 8/15/22 - 4/15/30, CMO (j)	193,972
27	8.00%, 7/1/24, MBS	27,580
479	8.00%, 8/1/24 - 12/1/26, MBS (j)	555,346
158	8.50%, 10/1/30, MBS (j)	185,297

		140,329,604

	Ginnie Mae—5.2%
7,000	4.50%, MBS, TBA, 30 Year (e)	7,634,375
2,460	6.00%, 4/15/29 - 12/15/38, MBS	2,797,007
2,716	6.00%, 11/15/38, MBS (j)	3,081,427
224	6.50%, 11/20/24 - 10/20/38, MBS (j)	244,757
1,233	6.50%, 4/15/32 - 5/15/32, MBS	1,431,915
39	6.50%, 6/20/32, CMO (j)	45,911
113	7.00%, 4/15/24 - 6/15/26, MBS	131,262
2,483	7.00%, 3/20/31, CMO (j)	2,893,167
1,503	7.50%, 1/15/17 - 3/15/29, MBS	1,659,979
106	7.50%, 6/20/26, CMO (j)	127,915
47	8.00%, 6/15/16 - 11/15/22, MBS	49,061
14	8.50%, 10/15/16 - 2/15/31, MBS	15,776
395	9.00%, 6/15/16 - 1/15/20, MBS	417,800

		20,530,352

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

	Small Business Administration Participation Certificates—0.7%
$406	4.625%, 2/1/25, ABS	$452,454
193	4.754%, 8/10/14, ABS	197,402
171	5.038%, 3/10/15, ABS	180,555
1,095	5.51%, 11/1/27, ABS	1,259,895
106	5.78%, 8/1/27, ABS	123,437
101	5.82%, 7/1/27, ABS	116,997
164	6.30%, 7/1/13 - 6/1/18, ABS	176,349
10	6.40%, 8/1/13, ABS	10,117
20	7.20%, 6/1/17, ABS	21,573
12	7.70%, 7/1/16, ABS	12,426

		2,551,205

	Vendee Mortgage Trust—1.5%
340	6.50%, 3/15/29, CMO	411,386
229	6.75%, 2/15/26 - 6/15/26, CMO (j)	270,007
4,391	7.50%, 9/15/30, CMO (j)	5,268,298

		5,949,691

	Total U.S. Government Agency Securities (cost—$701,670,172)	719,770,757

CORPORATE BONDS & NOTES—55.3%
Airlines—2.7%
3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,555,000
516	Northwest Airlines, Inc., 1.039%, 11/20/15 (MBIA) (l)	511,077
	United Air Lines Pass-Through Trust,
2,213	6.636%, 1/2/24	2,420,091
711	9.75%, 7/15/18 (j)	825,035
2,861	10.40%, 5/1/18 (j)	3,318,686

		10,629,889

Banking—22.1%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	3,232,500
6,100	8.30%, 2/12/15 (j)	6,793,875
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	2,807,671
	BPCE S.A. (h),
€ 50	9.00%, 3/17/15	70,606
300	9.25%, 4/22/15	422,794
$3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(j)	4,051,125
9,000	Citigroup, Inc., 5.00%, 9/15/14 (j)	9,438,678
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	2,992,875
$5,900	11.00%, 6/30/19 (a)(d)(h)(j)	7,970,735
	Credit Agricole S.A. (h),
£ 250	5.136%, 2/24/16	367,794
800	8.125%, 10/26/19	1,318,121
$7,700	Discover Bank, 7.00%, 4/15/20 (j)	9,636,642
£ 800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,298,600
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(j)	5,598,675
€ 300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	420,766
£ 300	LBG Capital No. 2 PLC, 15.00%, 12/21/19	682,697
	Morgan Stanley,
$8,000	0.727%, 10/18/16 (j)(l)	7,818,104
1,000	6.625%, 4/1/18	1,200,201

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$13,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	$14,366,742
	Royal Bank of Scotland PLC (l),
2,000	0.978%, 4/11/16	1,895,000
3,000	1.024%, 9/29/15	2,910,000
1,046	UBS AG, 5.875%, 12/20/17	1,246,284

		86,540,485

Coal—0.7%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,094,750
625	CONSOL Energy, Inc., 8.25%, 4/1/20	703,125

		2,797,875

Diversified Financial Services—13.6%
1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16	1,593,000
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(j)	3,032,634
	Ford Motor Credit Co. LLC,
1,000	6.625%, 8/15/17	1,176,713
10,000	8.70%, 10/1/14 (j)	11,069,090
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17)	4,962,608
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	4,848,324
	International Lease Finance Corp. (a)(d),
2,000	6.75%, 9/1/16	2,285,000
7,000	7.125%, 9/1/18 (j)	8,365,000
4,000	Merrill Lynch & Co., Inc., 0.737%, 1/15/15 (j)(l)	3,982,176
	SLM Corp.,
150	0.576%, 1/27/14 (l)	149,176
570	3.645%, 2/1/14 (l)	574,777
1,050	5.00%, 10/1/13	1,068,375
1,000	5.375%, 5/15/14	1,042,801
1,000	8.00%, 3/25/20	1,159,781
2,500	8.45%, 6/15/18	2,948,427
	Springleaf Finance Corp.,
500	6.50%, 9/15/17	515,000
500	6.90%, 12/15/17	522,813
3,750	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,017,187

		53,312,882

Electric Utilities—0.6%
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,277,500

Engineering & Construction—1.1%
4,074	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK	4,206,789

Healthcare-Services—0.4%
1,500	HCA, Inc., 9.00%, 12/15/14	1,674,375

Household Products/Wares—0.0%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	96,625

Insurance—5.0%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (j)	7,406,160
3,600	6.40%, 12/15/20 (j)	4,511,913
£ 819	6.765%, 11/15/17	1,534,670
$3,400	8.25%, 8/15/18 (j)	4,419,340
£ 850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,624,030

		19,496,113

Miscellaneous Manufacturing—0.0%
$100	Colt Defense LLC, 8.75%, 11/15/17	68,500

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

Oil & Gas—5.4%
	Anadarko Petroleum Corp. (j),
$600	6.20%, 3/15/40	$761,479
4,500	6.45%, 9/15/36	5,776,524
7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	8,171,317
	Gaz Capital S.A. for Gazprom,
€1,000	5.875%, 6/1/15 (a)(d)	1,437,452
$2,600	8.625%, 4/28/34	3,620,500
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,559,371

		21,326,643

Paper & Forest Products—0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	50,750

Pipelines—0.3%
300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	302,250
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,092,000

		1,394,250

Real Estate Investment Trust—2.3%
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,643,121
3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (j)	3,269,229

		8,912,350

Retail—0.5%
£ 400	Aston Martin Capital Ltd., 9.25%, 7/15/18	649,300
$934	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(j)	1,241,799

		1,891,099

Transportation—0.6%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	2,180,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	88,200

		2,268,200

	Total Corporate Bonds & Notes (cost—$181,154,346)	216,944,325

MORTGAGE-BACKED SECURITIES—48.8%
	Adjustable Rate Mortgage Trust, CMO (l),
1,424	2.702%, 7/25/35	1,322,345
3,482	2.972%, 8/25/35	3,320,167
4,953	Banc of America Large Loan Trust, 2.499%, 11/15/15 CMO (a)(d)(l)	5,004,316
59	Banc of America Mortgage Trust, 2.945%, 2/25/35 CMO (l)	58,042
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49 CMO (a)(d)(l)	3,217,434
	BCAP LLC Trust, CMO (a)(d)(l),
211	0.402%, 7/26/36	88,376
43	2.729%, 6/26/35	30,998
130	2.739%, 10/26/33	89,545
574	5.009%, 3/26/36	540,444
655	Bear Stearns ALT-A Trust, 5.051%, 8/25/36 CMO (l)	481,591
3,427	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30 CMO (l)	3,879,077
£7,134	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.767%, 12/14/48 CMO (l)	8,604,752
€7,758	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.359%, 11/13/47 CMO (l)	7,954,980
$16	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33 CMO	16,731
2,500	Commercial Mortgage Trust, 5.605%, 6/9/28 CMO (a)(d)	2,538,268
	Countrywide Alternative Loan Trust, CMO,
223	5.50%, 5/25/22	212,165
1,294	6.25%, 8/25/37	1,060,387
2,230	6.50%, 7/25/35	1,323,250

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
$1,251	3.358%, 8/25/34 (l)	$1,117,874
3,377	7.50%, 11/25/34 (a)(d)	3,667,528
488	7.50%, 6/25/35 (a)(d)	508,899
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
322	1.35%, 3/25/34 (l)	282,043
1,014	7.00%, 2/25/34	1,082,050
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,365	0.369%, 10/15/21 (a)(d)(l)	2,323,883
2,306	5.695%, 9/15/40 (l)	2,694,698
2,062	6.50%, 3/25/36	1,417,155
€2,596	DECO 14-Pan Europe 5BV, 0.366%, 10/27/20 CMO (l)	3,375,471
$6,770	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35 CMO (a)(d)(l)	6,305,961
€4,120	Emerald Mortgages No. 4 PLC, 0.239%, 7/15/48 CMO (l)	4,218,961
$341	GMACM Mortgage Loan Trust, 5.336%, 8/19/34 CMO (l)	323,322
1,936	GSAA Trust, 6.00%, 4/1/34 CMO	1,995,185
	GSMPS Mortgage Loan Trust, CMO (a)(d),
5,482	7.00%, 6/25/43	5,567,181
83	7.50%, 6/19/27 (l)	84,553
1,281	8.00%, 9/19/27 (l)	1,328,101
	GSR Mortgage Loan Trust, CMO,
1,033	0.53%, 12/25/34 (l)	995,742
488	0.54%, 12/25/34 (l)	462,297
3,959	5.106%, 11/25/35 (l)	3,902,083
4,624	5.50%, 11/25/35	4,520,454
738	6.50%, 1/25/34	773,059
	Harborview Mortgage Loan Trust, CMO (l),
2,912	0.569%, 10/19/33	2,822,328
2,456	5.385%, 6/19/36	1,866,568
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO (a)(d)(l),
5,000	0.649%, 7/15/19	4,878,268
4,000	5.708%, 3/18/51 (g)	4,459,392
	JPMorgan Mortgage Trust, CMO,
5,334	2.689%, 10/25/36 (l)	4,861,808
197	5.50%, 8/25/22	191,519
1,131	5.50%, 6/25/37	1,046,139
431	Lehman Mortgage Trust, 5.00%, 8/25/21 CMO	431,480
3,503	Luminent Mortgage Trust, 0.37%, 12/25/36 CMO (l)	2,671,488
1,509	MASTR Adjustable Rate Mortgages Trust, 3.133%, 10/25/34 CMO (l)	1,349,176
	MASTR Alternative Loans Trust, CMO,
989	6.25%, 7/25/36	825,923
1,199	6.50%, 3/25/34	1,261,344
88	7.00%, 4/25/34	89,653
	MASTR Reperforming Loan Trust, CMO (a)(d),
6,974	7.00%, 5/25/35	6,658,283
3,700	7.50%, 7/25/35	3,755,333
53	Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36 CMO (l)	53,753
1	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17 CMO	807
	Newgate Funding, CMO (l),
€3,050	1.453%, 12/15/50	3,112,942
£4,200	1.507%, 12/15/50	5,396,978
€3,050	1.703%, 12/15/50	2,246,731
£3,450	1.757%, 12/15/50	4,139,871

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

	Nomura Asset Acceptance Corp., CMO (a)(d),
$1,932	7.00%, 10/25/34	$2,040,996
5,080	7.50%, 3/25/34	5,524,585
5,795	7.50%, 10/25/34	6,271,279
	Residential Accredit Loans, Inc., CMO,
3,024	0.38%, 6/25/46 (l)	1,489,049
3,637	6.00%, 8/25/35	3,302,786
	Residential Asset Mortgage Products, Inc., CMO,
12	6.50%, 4/25/34	12,015
246	7.00%, 8/25/16	248,354
914	8.50%, 10/25/31	1,005,109
1,497	8.50%, 11/25/31	1,562,964
528	Structured Adjustable Rate Mortgage Loan Trust, 2.643%, 3/25/34 CMO (l)	532,056
5,219	Structured Asset Mortgage Investments II Trust, 1.675%, 8/25/47 CMO (l)	4,263,148
4,580	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36 CMO (a)(d)	4,449,571
5,600	UBS Commercial Mortgage Trust, 0.774%, 7/15/24 CMO (a)(d)(l)	5,323,240
2,167	Wachovia Bank Commercial Mortgage Trust, 0.32%, 9/15/21 CMO (a)(d)(l)	2,138,678
575	WaMu Mortgage Pass-Through Certificates, 2.445%, 5/25/35 CMO (l)	556,312
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
1,077	6.50%, 8/25/34	1,110,566
453	7.00%, 3/25/34	479,445
1,062	7.50%, 4/25/33	1,169,701
	Wells Fargo Mortgage-Backed Securities Trust, CMO (l),
908	2.636%, 6/25/35	925,891
1,958	2.709%, 4/25/36	1,851,316
104	2.72%, 4/25/36	97,459
2,607	5.647%, 10/25/36	2,544,368
5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a)(d)	5,677,359

	Total Mortgage-Backed Securities (cost—$172,376,132)	191,385,399

SENIOR LOANS—3.6%
Electric Utilities—0.4%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.70%—4.792%, 10/10/17 (a)(c)	1,410,022

Financial Services—2.6%
10,117	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	10,173,782

Healthcare-Services—0.5%
1,800	HCA, Inc., 2.698%, 5/2/16, Term A2 (a)(c)	1,805,906

Hotels/Gaming—0.1%
500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(k) (acquisition cost—$495,625; purchased 7/10/12)	537,500

	Total Senior Loans (cost—$13,877,280)	13,927,210

ASSET-BACKED SECURITIES—3.1%
441	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	445,352
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (l),
1,022	3.725%, 11/25/32	96,859
234	5.825%, 2/25/33	14,670
1,236	Bear Stearns Asset-Backed Securities I Trust, 0.70%, 9/25/34 (l)	1,100,824
	Conseco Finance Securitizations Corp.,
2,032	7.96%, 5/1/31	1,711,524
302	7.97%, 5/1/32	219,604

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

	Conseco Financial Corp.,
$225	6.53%, 2/1/31 (l)	$231,742
461	7.05%, 1/15/27	479,137
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,206,184
4,169	Green Tree, 8.97%, 4/25/38 (a)(d)(l)	4,654,238
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (l)	1,101,235
844	Morgan Stanley Capital I, Inc. Trust, 0.38%, 1/25/36 (l)	830,489
35	Oakwood Mortgage Investors, Inc., 0.429%, 5/15/13 (l)	29,441
28	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	27,461

	Total Asset-Backed Securities (cost—$11,700,364)	12,148,760

MUNICIPAL BONDS—0.4%
West Virginia—0.4%
1,860	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,751,320)	1,630,476

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Electric Utilities—0.4%
27,200	PPL Corp., 9.50%, 7/1/13 (cost—$1,360,000)	1,589,840

Principal Amount (000s)
SOVEREIGN DEBT OBLIGATIONS—0.1%
Ireland—0.1%
$200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost-$200,000)	218,120

Shares
COMMON STOCK—0.1%
Oil, Gas & Consumable Fuels—0.1%
3,881	SemGroup Corp., Class A (n) (cost—$100,912)	201,243

Units
WARRANTS—0.0%
Engineering & Construction—0.0%
3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(n)	37

Oil, Gas & Consumable Fuels—0.0%
4,086	SemGroup Corp., expires 11/30/14 (n)	113,659

	Total Warrants (cost—$18,422)	113,696

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

U.S. TREASURY OBLIGATIONS—0.0%
U.S. Treasury Notes,
$75	0.25%, 3/31/14 (i) (cost-$75,049)	$75,088

SHORT-TERM INVESTMENTS—3.7%
Repurchase Agreements—3.6%
900	Banc of America Securities LLC, dated 4/30/13, 0.17%, due 5/1/13, proceeds $900,004; collateralized by U.S. Treasury Notes, 0.625%, due 4/30/18, valued at $918,857 including accrued interest	900,000
5,500	Citigroup Global Markets, Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $5,500,028; collateralized by U.S. Treasury Notes, 2.125%, due 2/29/16, valued at $5,613,777 including accrued interest	5,500,000
7,100	Morgan Stanley & Co., Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $7,100,036; collateralized by U.S. Treasury Notes, 1.50%, due 7/31/16, valued at $7,239,945 including accrued interest	7,100,000
761	State Street Bank and Trust Co., dated 4/30/13, 0.01%, due 5/1/13, proceeds $761,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $778,072 including accrued interest	761,000

	Total Repurchase Agreements (cost—$14,261,000)	14,261,000

U.S. Treasury Obligations (i)(m)— 0.1%
461	U.S. Treasury Bills, 0.097%-0.142%, 1/9/14-2/6/14 (cost—$460,613)	460,613

	Total Short-Term Investments (cost—$14,721,613)	14,721,613

Notional Amount (000s)
OPTIONS PURCHASED (n)— 0.0%
	Put Options—0.0%
	Fannie Mae, 2.50%-3.50%, TBA, 15 Year (OTC),
50,000	strike price $92.50, expires 7/11/13	1
19,000	strike price $94.50, expires 8/7/13	2,227
7,000	strike price $95, expires 6/11/13	820
25,000	strike price $96.50, expires 6/11/13	—	(o)
20,000	strike price $100, expires 7/11/13	809
	Fannie Mae, 3.50%-4.50%, TBA, 30 Year (OTC),
20,000	strike price $96.75, expires 6/6/13	—	(o)
25,000	strike price $98.625, expires 6/6/13	—	(o)
28,000	strike price $99, expires 6/6/13	—	(o)
60,000	strike price $100.469, expires 7/8/13	669
38,000	strike price $100.50, expires 6/6/13	13

	Total Options Purchased (cost—$34,219)	4,539

	Total Investments, before securities sold short (cost—$1,099,039,829) (p)—299.0%	1,172,731,066

Principal Amount (000s)

SECURITY SOLD SHORT—(3.2)%
U.S. Government Agency Securities—(3.2)%
	Fannie Mae,
12,000	3.00%, MBS, TBA, 30 Year (proceeds received-$12,521,250)	(12,519,375)

	Total Investments, net of securities sold short (cost—$1,086,518,579)—295.8%	1,160,211,691

	Other liabilities in excess of other assets—(195.8)%	(767,995,841)

	Net Assets—100.0%	$392,215,850

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $148,512,567, representing 37.9% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2013.

(f)	In default.

(g)	Fair-Valued—Security with a value of $4,459,392, representing 1.1% of net assets.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives, security sold short and/or delayed-delivery securities.

(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)	Restricted. The acquisition cost of such security is $495,625. The value is $537,500, representing 0.1% of net assets.

(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(m)	Rates reflect the effective yields at purchase date.

(n)	Non-income producing.

(o)	Value less than $1.

(p)	At April 30, 2013, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $1,099,039,829. Gross unrealized appreciation was $78,275,209; gross unrealized depreciation was $4,583,972; and net unrealized appreciation was $73,691,237. There was no difference between book and tax cost.

(q)	Credit default swap agreements outstanding at April 30, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.06%	12/20/13	4.10%	$247,625	$—	$247,625
SLM	5,000	0.46%	12/20/13	5.00%	175,886	(612,500)	788,386
Citigroup:
American Express	500	0.06%	12/20/13	4.30%	16,242	—	16,242
SLM	6,000	0.46%	12/20/13	5.00%	211,063	518,648	(307,585)
SLM	1,300	0.46%	12/20/13	5.00%	45,730	(156,000)	201,730
Credit Suisse First Boston:
Nokia Oyj	€2,000	4.66%	6/20/17	5.00%	48,284	(378,750)	427,034
Deutsche Bank:
SLM	$2,600	0.46%	12/20/13	5.00%	91,461	(318,500)	409,961
Morgan Stanley:
Merrill Lynch & Co.	5,000	0.74%	9/20/16	1.00%	49,000	(741,654)	790,654

					$885,291	$(1,688,756)	$2,574,047

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)	Interest rate swap agreements outstanding at April 30, 2013:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$(236,167)	$(2,517,044)

(s)	Forward foreign currency contracts outstanding at April 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
139,000 British Pound settling 6/12/13	Citigroup	$207,359	$215,859	$8,500
20,351,000 Euro settling 5/2/13	BNP Paribas	26,446,124	26,801,259	355,135
1,780,000 Euro settling 6/4/13	Royal Bank of Scotland	2,342,251	2,344,651	2,400
Sold:
6,182,000 British Pound settling 6/12/13	Barclays Bank	9,299,583	9,600,270	(300,687)
177,000 British Pound settling 5/8/13	Citigroup	275,380	274,932	448
15,623,000 British Pound settling 6/12/13	Westpac Banking Corp.	23,487,619	24,261,568	(773,949)
20,351,000 Euro settling 6/4/13	BNP Paribas	26,451,863	26,806,733	(354,870)
20,351,000 Euro settling 5/2/13	HSBC Bank	26,177,084	26,801,259	(624,175)

				$(1,687,198)

(t)	At April 30, 2013, the Fund held $1,587,000 in cash as collateral and pledged cash collateral of $4,160,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(u)	Open reverse repurchase agreements at April 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	4/11/13	5/13/13	$93,842,807	$93,823,000
	0.40	4/22/13	5/22/13	6,084,608	6,084,000
	0.55	2/15/13	5/15/13	1,159,327	1,158,000
	0.55	3/13/13	6/11/13	5,311,974	5,308,000
	0.625	2/25/13	8/26/13	1,601,806	1,600,000
	0.699	4/11/13	5/13/13	817,317	817,000
Credit Suisse First Boston	0.50	3/19/13	6/14/13	2,929,749	2,928,000
Deutsche Bank	0.28	4/11/13	5/13/13	134,517,922	134,497,000
	0.30	4/11/13	5/13/13	557,093	557,000
	0.55	2/22/13	5/22/13	1,060,111	1,059,000
	0.55	4/22/13	7/11/13	4,038,555	4,038,000
	0.62	2/19/13	5/20/13	13,381,342	13,365,000
	0.68	4/12/13	7/11/13	6,315,266	6,313,000
	0.75	2/15/13	5/16/13	3,864,028	3,858,000
	0.75	2/19/13	5/20/13	7,184,612	7,174,000
Goldman Sachs	0.29	4/11/13	5/13/13	54,873,839	54,865,000
	0.29	4/16/13	5/13/13	16,050,939	16,049,000
Morgan Stanley	0.65	4/11/13	5/13/13	49,441,848	49,424,000
Royal Bank of Canada	0.45	2/22/13	5/22/13	6,138,213	6,133,000
	0.45	3/13/13	6/14/13	24,009,697	23,995,000
	0.45	4/12/13	7/11/13	6,452,532	6,451,000
Royal Bank of Scotland	0.55	2/20/13	5/17/13	12,713,582	12,700,000
UBS	0.61	2/22/13	8/22/13	18,023,743	18,003,000

					$470,199,000

(v)	The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended April 30, 2013 was $427,790,640, at a weighted average interest rate of 0.44%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2013 was $497,319,858.

At April 30, 2013, the Fund held U.S. Treasury Obligations and Corporate Bonds valued at $276,564 and $832,852, respectively, and $410,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and flexible exchange (“FLEX”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended April 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at April 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities — Assets
U.S. Government Agency Securities	$—	$719,770,757	$—	$719,770,757
Corporate Bonds & Notes:
Airlines	—	4,066,077	6,563,812	10,629,889
All Other	—	206,314,436	—	206,314,436
Mortgage-Backed Securities	—	186,926,007	4,459,392	191,385,399
Senior Loans:
Hotels/Gaming	—	—	537,500	537,500
All Other	—	13,389,710	—	13,389,710
Asset-Backed Securities	—	12,148,760	—	12,148,760
Municipal Bonds	—	1,630,476	—	1,630,476
Convertible Preferred Stock	1,589,840	—	—	1,589,840
Sovereign Debt Obligations	—	218,120	—	218,120
Common Stock	201,243	—	—	201,243
Warrants:
Engineering & Construction	—	37	—	37
Oil, Gas & Consumable Fuels	113,659	—	—	113,659
U.S. Treasury Obligations	—	75,088	—	75,088
Short-Term Investments	—	14,721,613	—	14,721,613
Options Purchased:
Interest Rate Contracts	—	4,539	—	4,539

	1,904,742	1,159,265,620	11,560,704	1,172,731,066

Investment in Securities — Liabilities
Securities Sold Short, at value	—	(12,519,375)	—	(12,519,375)

Other Financial Instruments* — Assets
Credit Contracts	—	2,881,632	—	2,881,632
Foreign Exchange Contracts	—	366,483	—	366,483

	—	3,248,115	—	3,248,115

Other Financial Instruments* — Liabilities
Credit Contracts	—	(307,585)	—	(307,585)
Foreign Exchange Contracts	—	(2,053,681)	—	(2,053,681)
Interest Rate Contracts	—	(2,517,044)	—	(2,517,044)

	—	(4,878,310)	—	(4,878,310)

Totals	$1,904,742	$1,145,116,050	$11,560,704	$1,158,581,496

At April 30, 2013, a security valued at $113,659 was transferred from Level 2 to Level 1 due to the availability of a closing price traded on an exchange.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended April 30, 2013, was as follows:

	Beginning Balance 1/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$6,578,826	$—	$(31,234)	$(2,373)	$—	$18,593	$—	$—	$6,563,812
Mortgage-Backed Securities	4,365,337	—	—	1,053	—	93,002	—	—	4,459,392
Senior Loans:
Hotels/Gaming	538,750	—	—	223	—	(1,473)	—	—	537,500

Totals	$11,482,913	$—	$(31,234)	$(1,097)	$—	$110,122	$—	$—	$11,560,704

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2013.

	Ending Balance at 4/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$6,563,812	Third-Party Pricing Vendor	Single Broker Quote	$109.38-$116.00
Mortgage-Backed Securities	4,459,392	Benchmark Pricing	Security Price Reset	$111.48
Senior Loans	537,500	Third-Party Pricing Vendor	Single Broker Quote	$107.50

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2013, was $115,041.

Glossary:

ABS—Asset-Backed Securities

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by MBIA Insurance Corp.

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

PIK—Payment-in-Kind

TBA—To Be Announced

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013